Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024 of Open Lending Corporation, a Delaware corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Charles D. Jehl, Chief Financial Officer, Chief Operating Officer, and Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
(i)the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Charles D. Jehl
Charles D. Jehl
Chief Financial Officer, Chief Operating Officer, and Interim Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

Date: May 8, 2024